UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 26, 2013

 ASPECT SOFTWARE GROUP HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-170936	98-0587778
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
300 Apollo Drive
Chelmsford, Massachusetts 01824
(Address of principal executive offices, zip code)
(978) 250-7900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on July 4, 2013, Aspect Software Inc., a Delaware corporation (“Aspect”), Voice Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Aspect (“Merger Sub”), and Voxeo Corporation, a Delaware corporation (“Voxeo”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Voxeo, with Voxeo becoming a wholly owned subsidiary of Aspect (the “Merger”).   On July 26, 2013, Aspect issued a press release regarding the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued on July 26, 2013 by Aspect Software, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT SOFTWARE GROUP HOLDINGS LTD.
Date: July 29, 2013	By:	/s/ Robert J. Krakauer
		Name:	Robert J. Krakauer
		Title:	Executive Vice President and Chief Financial Officer